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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 24, 2000


                                 CLEARCOMM, L.P.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   0-28362                     66-0514434
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)


221 Ponce de Leon Avenue, Suite 1407, Hato Rey, Puerto Rico      00917-1825
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (787) 756-0840
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Change in Registrant's Certifying Account
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         (a)      (1) Dismissal of Independent Accountant
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                  (i)      On April 24, 2000, the Registrant advised
                           PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") that it had been dismissed and that the Registrant intended to retain a different independent accounting firm for the audit of its financial statements for the years commencing after December 31, 1999. The change of principal auditor for Registrant's financial statements for the years commencing after December 31, 1999 was approved by SuperTel Communications Corp., the General Partner of the Registrant.

                  (ii) PricewaterhouseCoopers reports on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles, except that the reports for the years ended December 31, 1999 and 1998 included an explanatory paragraph expressing substantial doubt regarding the Registrant's ability to continue as a going concern.

                  (iii) During the two most recent fiscal years and through April 24, 2000, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the Registrant's two most recent fiscal years and any subsequent interim period through April 24, 2000 (the date of termination) which disagreement(s), if not resolved to PricewaterhouseCoopers satisfaction would have caused them to make reference thereto in their reports on the financial statements for such years.

                  (iv) During the two most recent fiscal years and through April 24, 2000, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

                  (v) The Registrant has requested PricewaterhouseCoopers to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of PricewaterhouseCooper's letter to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8-K.

         (b)      Engagement of New Independent Accounting Firm
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         On April 27, 2000, the Registrant formally engaged Arthur Andersen LLP as its new independent certifying accountants (the "new accounting firm") to audit the Registrant's financial statements. The Registrant, during the two most recent fiscal years and the subsequent interim periods prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304(a)(2).

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Item 7.  Financial Statements and Exhibits
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                  Exhibit Number                      Description
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         Exhibit 16                      Letter from PricewaterhouseCoopers to
                                         the Securities and Exchange Commission
                                         pursuant to Item 304(a)(3) of
                                         Regulation S-K.




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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CLEARCOMM, L.P.

                                        By:  SuperTel Communications Corp.
                                             General Partner



                                             By: /s/ Javier Lamoso
                                                 ------------------------------
                                                 Name:  Javier Lamoso
                                                 Title: President


Dated:  May 1, 2000


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